UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             October 7, 2002
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                             -----------------------
                             Commission File Number


                                      Ohio
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   31-0987416
                      ------------------------------------
                      (I.R.S. Employer Identification No.)


                 138 Putnam Street
                    PO Box 738
                  Marietta, Ohio                         45750
     ---------------------------------------           ----------
     (Address of principal executive office)           (Zip Code)


               Registrant's telephone number, including area code:
                                 (740) 373-3155


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                           Index to Exhibits on page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         Peoples Bancorp Inc. (Nasdaq: PEBO) announced today that one of its subsidiaries, Peoples Bank, has completed its acquisition of a banking center in Malta. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

           EXHIBIT NUMBER              DESCRIPTION
           --------------              -----------------------------------
                 99                    News Release issued October 7, 2002

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Regulation FD Disclosure
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  October 8, 2002             PEOPLES BANCORP INC.
                                   --------------------
                                   Registrant



                              By:  ROBERT E. EVANS
                                   -------------------------------------
                                   Robert E. Evans
                                   President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number             Description                         Page
--------------             ----------------------------       ------
99                         News Release issued 10/07/02         4